The Aspiration Funds

Aspiration Flagship Fund

Ticker Symbol: ASPFX

Aspiration Redwood Fund

Ticker Symbol: REDWX

Each a series of

Aspiration Funds

PROSPECTUS

February 1, 2019, as supplemented on July 12, 2019

This prospectus contains information about the Aspiration Funds that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. For questions, please call (800) 683-8529.

Investment Adviser

Aspiration Fund Adviser, LLC

4551 Glencoe Avenue

Marina Del Rey, CA 90292

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARIES	2
Aspiration Flagship Fund	2
Aspiration Redwood Fund	13
PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGIES	22
Principal Investment Objectives	22
Principal Investment Strategies for the Aspiration Flagship Fund	22
Principal Investment Strategies for the Aspiration Redwood Fund	23
Principal Investment Risks for the Funds	24
Portfolio Holdings Disclosure	33
MANAGEMENT OF THE FUNDS	34
Investment Adviser	34
Aspiration Flagship Fund	34
Aspiration Redwood Fund	35
Service Providers	36
YOUR ACCOUNT	37
Pricing Your Shares	37
How to Purchase Shares	38
How to Redeem Shares	40
Minimum Account Balance	42
Distribution of Shares	42
Market Timing Policy	42
DIVIDENDS AND DISTRIBUTIONS	43
TAXES	43
Distributions	43
FINANCIAL HIGHLIGHTS	46

Fund Summaries

Aspiration Flagship Fund

Investment Objective: The primary investment objective of the Aspiration Flagship Fund (the “Fund”) is to seek long-term capital appreciation by providing risk-adjusted returns.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	3.24%	3.24%
Acquired Fund Fees and Expenses[2]	0.87%	0.87%
Total Annual Fund Operating Expenses	4.36%	6.36%
Expense Reimbursements	(2.99%)	(2.99%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	1.37%	3.37%

1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Adviser”), and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets and are not a Fund expense. Therefore, they are not covered by the expense limitation agreement, detailed in Footnote 3 to this table.

2. These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment companies).

3. The Adviser has signed an expense limitation agreement (“Agreement”) with the Fund under which it agrees to limit annual fund operating expenses to 0.50% (“Maximum Operating Expense Limit”). The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees. The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has agreed to waive or reimburse 12b-1 fees but has not agreed to waive or reimburse other indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund’s annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement cannot be terminated by the Adviser prior to January 31, 2020, at which time the Adviser will determine whether to renew or revise the agreement. The Board of Trustees may terminate the Agreement at any time. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.

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Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund’s adviser or the maximum annual payment of 2% of the value of your account. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming No Payments to the Adviser	$139	$1,049	$1,970	4,325
Assuming a Payment of 2% of the Value of the Shareholder’s Account	$340	$1,615	$2,856	$5,813

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when they buy and sell securities (or “turns over” their portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s investment return. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.33% of the average value of its assets.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser adheres to the philosophy that any well-balanced wealth portfolio should include an allocation to alternative strategies. The Fund seeks to deliver risk-adjusted returns while providing investors with lower volatility than, and lower correlation with, traditional long-only equity and bond portfolios. Unlike the Fund, a long-only portfolio owns or holds individual securities – it does not employ strategies such as selling short those securities anticipated to decline in value. The Fund is designed to complement traditional long-only equity and bond portfolios.

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The Fund seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds that emphasize alternative strategies, such as funds that sell securities short; employ asset allocation, managed futures, arbitrage and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector and business development companies (“BDCs”).

Emerald Separate Account Management, LLC (the “Sub-Adviser”), purchases and sells underlying funds based upon criteria which include, but are not limited to, correlation with other portfolio holdings and major indices, risk-adjusted returns believed to help the Fund achieve its goals, portfolio diversification, manager diligence, expense ratios and compliance with the Fund’s investment restrictions.

In addition to employing alternative strategies such as those described above, the underlying funds may invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in any combination of the foregoing. The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style.

Principal Risks of Investing in the Fund

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund.

Allocation Risk. In managing the Fund, the Sub-Adviser has the authority to select and allocate assets among underlying funds. The Fund is subject to the risk that the Sub-Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.

Alternative Asset Class Risk. The Fund may invest in underlying funds that invest in certain highly volatile alternative asset classes. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

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Arbitrage Risk. An arbitrage strategy is a strategy of taking advantage of price differences in two or more markets. An arbitrage strategy has the risk that anticipated opportunities may fail to yield expected returns and that an underlying fund’s manager may incorrectly identify market inefficiencies or mispricing of securities. To the extent an underlying fund engages in merger arbitrage, targeted reorganizations may be renegotiated or fail to close, resulting in losses to the underlying fund.

Bonds and Other Fixed Income Securities Risk. The Fund may invest in investment companies that invest in bonds and/or other fixed income securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Business Development Company Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

Commodities Risk. An underlying fund may invest in commodities, and commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, and investment and trading activities of mutual funds, hedge funds, and commodities funds.

Convertible Securities Risk. The Fund may invest in investment companies that invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

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Correlation Risk. While the Sub-Adviser seeks to invest the Fund’s assets in underlying funds that are uncorrelated with each other or with fixed income or equity indices, there can be no assurance that the Sub-Adviser’s expectations regarding such limited correlations will prove correct. Underlying funds’ correlations may be much higher in times of general market turmoil.

Cybersecurity Risk. As part of their business, the Adviser, the Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, the Sub-Adviser, or third-party service providers, or the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, the Sub-Adviser, or third-party service providers, or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Distressed Companies Risk. The risk associated with an underlying fund investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the underlying fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the underlying fund and as a result, the Fund.

Equity Securities Risk. The Fund may invest in investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs, with changes in the value of an underlying index. In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. ETFs are subject to additional risks such as the fact that its shares may trade at a market price that is above or below its net asset value (“NAV”) or an active market may not develop.

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Foreign Investing and Emerging Markets Risk. The Fund may invest in investment companies that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. These risks are magnified in investments in emerging markets. Some underlying fund investments may be denominated in foreign (non- U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar.

Futures Risk. Use of futures contracts by underlying funds may cause the value of the Fund’s shares to be more volatile. Futures contracts held by underlying funds indirectly expose those funds to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

High Yield Risk. As a result of its investments in investment companies that invest in high yield securities (securities rated “BB” or below by S&P or “Ba” or below by Moody’s) and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.

Investment Company Risk. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value (“NAV”), which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs. Finally, the Investment Company Act of 1940 imposes certain limitations on a fund’s investments in other investment companies. These limitations may limit the amount the Fund may invest in certain investment companies.

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Leveraging Risk. An underlying fund may borrow money to increase its holdings of portfolio securities. Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Shares of an underlying fund held by the Fund in excess of 1% of an underlying fund’s outstanding shares are considered illiquid.

Long/Short Selling Risk. The Fund may invest in underlying funds that take long and short positions in different securities and may invest in such underlying funds as a part of its principal investment strategy. There are risks involved with selling securities short. The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price and may have to sell long positions at disadvantageous times to cover short positions. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The underlying fund may be required to pay a premium, dividend or interest.

Management Risk. There is a risk that the investment strategies, techniques and risk analysis employed by the Sub-Adviser may not produce the desired results. The Adviser believes that most of its clients will pay a reasonable and fair advisory fee. If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser, may not be able to continue to render services to the Fund. If the Adviser is not able to pay Fund expenses required under the Fund’s Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.

Market Risk. The Fund’s investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets.

Natural Resources Risk. The Fund may invest in investment companies that invest primarily in the natural resources sector. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.

Underlying Fund Concentration Risk. The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources). Investments within a single industry or sector may be affected by developments within that industry or sector.

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PERFORMANCE INFORMATION

The following bar chart shows how the Fund’s investment results have varied from year to year and the following table shows how the Fund’s average annual total returns compared to that of a broad measure of market performance since the Fund’s inception. This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. Investors in the Fund are clients of the Adviser and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2% of the value of the account. The following performance information is presented with both a 0% and 2% management fee. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

[Charts on next page]

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Calendar Year Returns
(with 0% assumed management fee reduction)

Calendar Year Returns
(with 2.00% assumed management fee reduction)

Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	2.34%	Quarter ended September 30, 2018
Lowest return for a quarter	-5.43%	Quarter ended December 31, 2018

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Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	0.34%	Quarter ended September 30, 2018
Lowest return for a quarter	-7.43%	Quarter ended December 31, 2018

Average Annual Total Returns Periods Ended December 31, 2018	Past 1 Year	Since Inception*
Aspiration Flagship Fund – Without maximum assumed contribution reduction (0.00% management fee)
Before Taxes After taxes on distributions After taxes on distributions and sale of shares	-3.50% -4.01% -1.94%	0.77% 0.22% 0.32%
Aspiration Flagship Fund – With maximum assumed contribution reduction (2.00% management fee)
Before Taxes After taxes on distributions After taxes on distributions and sale of shares	-5.50% -6.01% -3.94%	-1.23% -1.78% -1.41%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	9.33%

* The Fund commenced operations on October 14, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). In some cases, the return after taxes on distributions and sale of shares may exceed the Fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

MANAGEMENT OF THE FUND’S PORTFOLIO

Investment Adviser. Aspiration Fund Adviser, LLC

Investment Sub-Adviser. Emerald Separate Account Management, LLC

Sub-Adviser Portfolio Managers
Joseph Besecker Portfolio Manager Since 10/2014	Joseph Witthohn Portfolio Manager Since 10/2014

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MANAGER OF MANAGERS

The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund’s portfolio without obtaining the approval of Fund shareholders. The Fund will notify all shareholders before making any changes to its sub-advisers.

BUYING AND SELLING OF FUND SHARES

Minimum Initial Investment:	$100
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC. Before investing in the Fund, you should carefully review the Fund’s prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure or its advisory agreement with you). You can buy or sell other shares of the Fund on any business day on which the Fund is open. You can pay for shares via an Automated Clearing House (“ACH”) transfer from your bank. For information about purchasing Fund shares, visit www.aspiration.com.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund will make distributions that will generally be taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax on those distributions when you withdraw monies from a tax-advantaged plan.

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Aspiration Redwood Fund

Investment Objective: The primary investment objective of the Aspiration Redwood Fund (the “Fund”) is to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0%
Redemption Fee (as a percentage of amount redeemed)	0%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	1.41%	1.41%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.67%	4.66%
Expense Reimbursements	(1.16%)	(1.16%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	0.51%	2.51%

1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Adviser”), and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets.

2. These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment companies).

3. The Adviser has signed an expense limitation agreement (“Agreement”) with the Fund under which it agrees to limit annual fund operating expenses to 0.50% (“Maximum Operating Expense Limit”). The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees. The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has agreed to waive or reimburse 12b-1 fees but has not agreed to waive or reimburse other indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund’s annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement cannot be terminated by the Adviser prior to January 31, 2020, at which time the Adviser will determine whether to renew or revise the agreement. The Board of Trustees may terminate the Agreement at any time. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.

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Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund’s adviser or the maximum annual payment of 2% of the value of your account. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming no Payments to the Adviser	$52	$413	$798	$1,879
Assuming a Payment of 2.00 % of the Value of the Shareholder’s Account	$254	$1,016	$1,799	$3,849

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio.) A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110.18% of the average value of its assets.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants, and rights. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

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UBS Asset Management (Americas) Inc. (the “Sub-Adviser”) bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser’s fundamental valuation process. In selecting securities for the Fund, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry, and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social, and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high-quality portfolio and mitigates risk.

The Sub-Adviser also applies a negative screening process that will exclude from the Fund’s portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).

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Principal Risks of Investing in the Fund

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund:

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

Cybersecurity Risk. As part of their business, the Adviser, the Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party services providers, and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, Sub-Adviser, third-party service providers, or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. The value of “derivatives”—so called because their value “derives” from the value of an underlying asset, reference rate, or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk, and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

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Equity Securities Risk. The Fund may invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.

Foreign Investing Risk. The Fund may invest in securities of non-U.S. issuers. Investments in non-U.S. issuers may be riskier than investments in U.S. issuers because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.

Futures Risk. Use of futures contracts may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

Investment Company Risk. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value (“NAV”), which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs. Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies. These limitations may limit the amount the Fund may invest in certain investment companies.

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Leverage Risk Associated with Financial Instruments Risk. The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results. The Adviser believes that most of its clients will pay a reasonable and fair advisory fee. If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser may not be able to continue to render services to the Fund. If the Adviser is not able to pay Fund expenses required under the Fund’s expense limitation agreement, the Adviser may have to resign as adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.

Market Risk. The Fund’s investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets.

Temporary Defensive Positions Risk. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows how the Fund’s investment results have varied from year to year and the following table shows how the fund’s average annual total returns compared to that of a broad measure of market performance since the Fund’s inception. This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

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Calendar Year Returns
(with 0% assumed management fee reduction)

Calendar Year Returns
(with 2.00% assumed management fee reduction)

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Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	10.31%	Quarter ended September 30, 2016
Lowest return for a quarter	-16.01%	Quarter ended December 31, 2018

Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	8.31%	Quarter ended September 30, 2016
Lowest return for a quarter	-18.01%	Quarter ended December 31, 2018

Average Annual Total Returns Periods Ended December 31, 2018	Past 1 Year	Since Inception*
Aspiration Redwood Fund – Without maximum assumed contribution reduction (0.00% management fee)
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-8.42% -11.50% -4.31%	7.67% 5.13% 4.94%
Aspiration Redwood Fund – With maximum assumed contribution reduction (2.00% management fee)
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-10.42% -13.50% -6.31%	5.67% 3.13% 2.94%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.81%

* The Fund commenced operations on November 16, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). In some cases, the return after taxes on distributions and sale of shares may exceed the Fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

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MANAGEMENT OF THE FUND’S PORTFOLIO

Investment Adviser. Aspiration Fund Adviser, LLC

Sub-Adviser. UBS Asset Management (Americas) Inc.

Sub-Adviser Portfolio Managers
Bruno Bertocci Portfolio Manager Since 11/2015	Thomas J. Digenan Portfolio Manager Since 11/2015

MANAGER OF MANAGERS

The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund’s portfolio without obtaining the approval of Fund shareholders. The Fund will notify all shareholders before making any changes to its sub-advisers.

BUYING AND SELLING OF FUND SHARES

Minimum Initial Investment:	$100
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC. Before investing in the Fund, you should carefully review the Fund’s prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure or its advisory agreement with you). You can buy or sell other shares of the Fund on any business day on which the Fund is open. You can pay for shares via an Automated Clearing House (“ACH”) transfer from your bank. For information about purchasing Fund shares, visit www.aspiration.com.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund will make distributions that will generally be taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax on those distributions when you withdraw monies from a tax-advantaged plan.

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Principal Investment Objectives and Strategies

Principal Investment Objectives

The investment objective for each Fund is listed in the table below.

Fund	Investment Objective
Aspiration Flagship Fund	This Fund seeks long-term capital appreciation by providing risk-adjusted returns.
Aspiration Redwood Fund	This Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Investment Strategies for the Aspiration Flagship Fund

The Fund seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including open-end funds, ETFs and closed-end funds that emphasize alternative strategies, such as funds that sell securities short; employ asset allocation, arbitrage, and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector, and business development companies (“BDCs”).

In addition to employing alternative strategies such as those described above, the underlying funds invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); certain indices; or in any combination of the foregoing. The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style. Some underlying funds may concentrate their investments in various industries or industry sectors and may use derivatives such as swaps, options, futures, foreign currency exchange contracts in their investment programs.

Emerald Separate Account Management, LLC (the “Sub-Adviser”), expects that it will select the investment companies in which the Fund invests based in part on an analysis of the past and projected performance and investment structure of the investment companies. In addition, other factors may be considered, including, but not limited to, the investment company’s size, shareholder services, liquidity, investment objective and investment techniques, etc.

The Sub-Adviser will monitor and respond to changing economic and market conditions and then, if necessary, rebalance the assets of the Fund.

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Principal Investment Strategies for the Aspiration Redwood Fund

To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

UBS Asset Management (Americas) Inc. (the “Sub-Adviser”) bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser’s fundamental valuation process. In selecting securities for the Fund, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high-quality portfolio and mitigates risk.

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The Sub-Adviser also applies a negative screening process that will exclude from the Fund’s portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).

Principal Investment Risks for the Funds

Principal Investment Risks by Fund
Risk	Flagship	Redwood
Allocation Risk	●
Alternative Asset Class Risk	●
Arbitrage Risk	●
Bonds and Other Fixed Income Securities Risk	●
Business Development Company Risk	●
Commodities Risk	●
Convertible Securities Risk	●	●
Correlation Risk	●
Cybersecurity Risk	●	●
Derivatives Risk		●
Distressed Risk	●
Equity Securities Risk	●	●
ETF Risk	●
Focused Investment Risk		●
Foreign Investing Risk		●

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Principal Investment Risks by Fund
Foreign Investing and Emerging Markets Risk	●
Futures Risk	●	●
High Yield Risk	●
Investment Company Risk	●	●
Leveraging Risk	●	●
Limited Capitalization Risk		●
Liquidity Risk	●
Long/Short Selling Risk	●
Management Risk	●	●
Market Risk	●	●
Natural Resources Risk	●
Temporary Defensive Positions Risk		●
Underlying Fund Concentration Risk	●

Allocation Risk. In managing the Fund, the Sub-Adviser has the authority to select and allocate assets among underlying funds. The Fund is subject to the risk that the Sub-Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.

Alternative Asset Class Risk. The Fund may invest in underlying funds that invest in certain highly volatile alternative asset classes. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

Arbitrage Risk. An arbitrage strategy is a strategy of taking advantage of price differences in two or more markets. An arbitrage strategy has the risk that anticipated opportunities may fail to yield expected returns and that an underlying fund’s manager may incorrectly identify market inefficiencies or mispricing of securities. To the extent an underlying fund engages in merger arbitrage, targeted reorganizations may be renegotiated or fail to close, resulting in losses to the underlying fund.

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Bonds and Other Fixed Income Securities Risk. The Fund may invest in investment companies that invest in bonds and/or other fixed income securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Business Development Company Risk. Business development companies (“BDCs”) may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term, high-quality debt securities. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Commodities Risk. Certain underlying funds may invest in instruments linked to the prices of physical commodities, including commodity-linked notes. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, and investment and trading activities of mutual funds, hedge funds, and commodities funds.

Convertible Securities Risk. The Fund may invest in investment companies that invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.

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Correlation Risk. While the Sub-Adviser seeks to invest the Fund’s assets in underlying funds that are uncorrelated among each other or with fixed income or equity indices, there can be no assurance that the Sub-Adviser’s expectations regarding such limited correlations will prove correct. Underlying funds’ correlations may be much higher in times of general market turmoil.

Cybersecurity Risk. As part of their business, the Adviser, Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party service providers, and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or the Adviser, Sub-Adviser, or third-party service providers, including the Fund’s custodians, fund accountant, fund administrator, transfer agent, and/or pricing vendors, may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may also have additional risks. The Fund could experience a loss if an underlying fund’s derivative positions are poorly correlated with its other investments, or if it is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The derivative instruments and techniques that underlying funds may principally use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the underlying fund.

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Options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived options transaction may be unsuccessful because of market behavior or unexpected events.

Swaps. An over-the-counter (“OTC”) swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements are not entered into or traded on exchanges. OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated or if the reference index, security or investments do not perform as expected. Underlying funds’ use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.”

Foreign currency forward exchange contracts. Foreign currency forward exchange contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Unanticipated changes in currency prices may result in losses to an underlying fund and poorer overall performance for the fund than if it had not entered into foreign currency forward exchange contracts.

Distressed Companies Risk. The Fund may invest in investment companies concentrated in distressed companies. Distressed companies are those that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The risk associated with investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the underlying fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the underlying fund and as a result, the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

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Equity Securities Risk. The Fund may invest in investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs, with changes in the value of an underlying index. In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. ETFs are subject to additional risks such as the fact that its shares may trade at a market price that is above or below its net asset value (“NAV”) or an active market may not develop. In addition, certain ETFs utilize leverage which can magnify the gains or losses realized from their underlying investments.

Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.

Foreign Investing Risk. The value of the Fund’s investments in securities of non-U.S. issuers may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, securities of non-U.S. issuers may be impacted by foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.

Foreign Investing and Emerging Markets Risk. The Fund may invest in investment companies that invest primarily in foreign securities. Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region. Furthermore, the Fund may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Some underlying fund investments may be denominated in foreign (non-U.S.) currencies. The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.

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Futures Risk. Use of futures contracts may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities. Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

High Yield Risk. As a result of investments by certain underlying funds in high yield securities (securities rated “BB” or below by S&P or “Ba” or below by Moody’s) and unrated securities of similar credit quality (commonly known as “junk bonds”), the underlying funds may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the underlying funds and as a result, the Sub-Adviser and Adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative. An economic downturn or period of rising interest rates could also adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.

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Investment Company Risk. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs. Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies. These limitations may limit the amount the Fund may invest in certain investment companies.

Leveraging Risk. An underlying fund may borrow money to increase its holdings of portfolio securities. Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund. The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.

Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities. In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.

Liquidity Risk. The Fund may not invest more than 15% of the value of its net assets in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Underlying funds whose shares are purchased by the Fund are obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. As a result, shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities will be considered illiquid and may not exceed 15% of the Fund’s total assets. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

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Long/Short Selling Risk. The Fund may invest in underlying funds that take long and short positions in different securities and may invest in such underlying funds as a part of its principal investment strategy. There are risks involved with selling securities short. The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price and may have to sell long positions at disadvantageous times to cover short positions. The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The underlying fund may be required to pay a premium, dividend, or interest.

Management Risk. There is a risk that the investment strategies, techniques, and risk analysis employed by the Sub-Adviser may not produce the desired results. The Adviser believes that most of its clients will pay a reasonable and fair advisory fee. If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser, may not be able to continue to render services to the Fund. If the Adviser is not able to pay Fund expenses required under the Fund’s Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.

Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

In addition, an underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an underlying fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an underlying fund’s short position will be available for purchase.

Natural Resources Risk. The Fund may invest in investment companies that invest primarily in the natural resources sector. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.

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Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Underlying Fund Concentration Risk. The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources). Investments within a single industry or sector may be affected by developments within that industry or sector. Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries or sectors. Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

An investment in the Funds is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information (“SAI”) and online at the Funds’ website: www.funds.aspiration.com.

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Management of the Funds

Investment Adviser

Aspiration Fund Adviser, LLC

Under the Funds’ investment advisory agreement, the Adviser receives an annual advisory fee of 0.00% of the Funds’ average daily net assets. In other words, the Adviser does not charge any management fees with respect to the Funds. Only clients of the Adviser may invest in the Funds. These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Funds. The Adviser does not impose a set fee to manage individual advisory accounts. Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair to manage their individual advisory accounts. As of September 30, 2018, Aspiration Fund Adviser, LLC had approximately $94 million in assets under management.

Disclosure Regarding Approval of Investment Advisory Contracts. A discussion regarding the Trustees’ basis for approving the investment advisory contracts for the Funds can be found in the Funds’ semi-annual reports to shareholders for the fiscal period ended March 31, 2018. You may obtain a copy of the semi-annual and annual reports, free of charge, upon request to the Funds.

Aspiration Flagship Fund

Sub-Adviser

Emerald Separate Account Management, LLC

Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser for advisory services provided to the Fund, according to a formula. In addition, the Adviser and Sub-Adviser each donate 10% of their respective fees to charity.

Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2018.

Portfolio Management. The following individuals are employed by the Sub-Adviser and are primarily responsible for the day-to-day management of the Fund’s portfolio.

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Joseph Besecker. President and Portfolio Manager of the Sub-Adviser. Mr. Besecker is also founder, chairman, president, and CEO of Emerald Asset Management, Inc. (“Emerald”), parent company to the Sub-Adviser. Mr. Besecker has led Emerald since 1991. Mr. Besecker has been a key investor and provided expertise to a number of early-stage venture capital projects.

Joseph Witthohn. Vice President – Portfolio Manager for the Sub-Adviser. Mr. Witthohn has been with Emerald since 2012. Mr. Witthohn formerly was part of the Investment Strategy Group for Janney Montgomery Scott where he served as a mutual fund analyst, ETF analyst, and research analyst. Mr. Witthohn holds the Chartered Financial Analyst designation, earned his Master of Science in Finance degree from Boston College’s Carroll Graduate School of Management and his MBA from the University of New Hampshire’s Whittemore School of Business and Economics.

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.

Aspiration Redwood Fund

Sub-Adviser

UBS Asset Management (Americas) Inc.

Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser for advisory services provided to the Fund, according to a formula. In addition, the Adviser and Sub-Adviser each donate 10% of their respective fees to charity.

Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2018.

Portfolio Management. The following individuals are employed by the Sub-Adviser and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Bruno Bertocci. Bruno Bertocci has been co-portfolio manager of the Fund since its 2015 inception. Mr. Bertocci is a managing director and head of sustainable equities at UBS Asset Management (Americas) Inc. (“UBS AM”). Prior to joining UBS AM in 1998, he managed the global equity investment group at Stein Roe & Farnham and was a portfolio manager at Rockefeller & Co.

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Thomas J. Digenan, CFA, CPA. Mr. Digenan has been portfolio manager of the Fund since its 2015 inception. Mr. Digenan is a managing director and head of US Intrinsic Value Equity at UBS AM. Prior to this role, he was a North American equity strategist at UBS AM from 2001 to 2012. Mr. Digenan was president of The UBS Funds from 1993 to 2001.

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.

Service Providers

Administrator. The Nottingham Company (“Administrator”) serves as general and financial administrator for the Funds.

Transfer Agent. Nottingham Shareholder Services, LLC (“Transfer Agent”), serves as transfer, dividend paying, and shareholder servicing agent for the Funds.

Distributor. Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Funds’ shares and serves as the Funds’ exclusive agent for the distribution of the Funds’ shares. The Board of Trustees has appointed Aspiration Financial LLC to replace Capital Investment Group, Inc. as the Funds’ principal underwriter and distributor. Capital Investment Group, Inc. is expected to continue serving as the Funds’ principal underwriter and distributor until such time as the officers of the Trust provide Capital Investment Group, Inc. with appropriate termination notice.

Custodian. UMB Bank, N.A. (“Custodian”) serves as custodian of the Funds’ assets.

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Your Account

Pricing Your Shares

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received.

Calculating the Funds’ NAV

The NAV is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time (“ET”) except for the following days on which the share prices of the Funds are not calculated: Saturdays and Sundays; US national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Funds. Only purchase orders received in good order by the Funds before 4:00 p.m. ET will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Funds or an authorized agent of the Funds after the NYSE closes will be effective the following business day. The NAV of the Funds may change every day.

Good Order. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided, and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;
•	The amount of the transaction, in dollar amount or number of shares;
•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;
•	Required signature guarantees, if applicable; and
•	Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 683-8529 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.

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Valuing Fund Assets

The market value of each Fund’s investments is determined primarily on the basis of readily available market quotations. Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV. The Funds generally use pricing services to determine the market value of securities.

If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value a Fund’s assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines. The circumstances under which an underlying fund will use fair value pricing and the methods used are disclosed in the offering documents for the underlying fund, which may include the underlying fund’s prospectus and statement of additional information.

Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

How to Purchase Shares

Eligible Investors

Shares of the Funds are only available to clients of the Adviser, Aspiration Fund Adviser, LLC. The Funds intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.

Purchasing Shares

Shares may be purchased only through the Funds’ website, www.aspiration.com, available 24 hours a day. The minimum initial investment in the Funds is $100 and the minimum subsequent investment is $1. Purchase orders received by the Funds in good order and accompanied by ACH transaction in the full amount of the purchase price before 4:00 p.m. ET (or before the NYSE closes, if it closes early) will be effective at that day’s share price. Purchase orders received by the Funds after those times are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and subsequent investments described above. The Funds reserve the right to waive these minimums.

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Online Investor Requirements

The Funds are designed for online investors and require their shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations, and account statements.

When you become a shareholder of the Fund(s), you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Funds immediately if your email address changes.

If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Funds immediately if your email address changes, the Funds will send communications to you by regular mail.

Customer Identification Program: Important Information about Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents.

If your purchase order is not received in good order, there may be a delay in processing your investment request and your assets may be uninvested pending receipt of the required information. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.

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Fund Direct Purchases

Shares of the Funds may only be purchased by clients of the Adviser. Before investing in the Funds, you should carefully review the Funds’ prospectuses together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure or advisory agreement with you). For information about opening an account and purchasing shares of the Funds, please visit www.aspiration.com, available 24 hours a day. Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.

Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. If your ACH does not clear, you will be responsible for any loss incurred by the Funds. If you are already a Fund shareholder, the Funds reserve the right to redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred or money owed to the Funds. You also may be prohibited or restricted from making future purchases in the Funds.

How to Redeem Shares

You may redeem all or part of your investment in the Funds on any day that the Funds are open for business, subject to certain restrictions described below. Redemption requests received by the Funds before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET) will be effective that day. Redemption requests received by the Funds after the close of trading on the NYSE are processed at the NAV determined on the following business day. Shares of the Funds may only be redeemed through www.aspiration.com.

The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by direct deposit into your bank account and in certain cases, payment may be made in securities of the Funds as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Funds’ securities at the time your redemption request is received. In the event that a direct deposit is impossible or impractical, the redemption check will be sent by mail to the address of record on the designated account.

The Funds intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.

Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program (STAMP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Transfer Agent has adopted standards for accepting signature guarantees. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

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If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Funds, you must have all signatures on written redemption requests guaranteed. Transfer of ownership of Fund shares to the Aspiration Foundation of less than $50,000 may be made without the need for a signature guarantee. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Call (800) 683-8529 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions – The Funds will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within five (5) business days. However, when shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the net assets of a Fund during any 90-day period, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.

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You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

Minimum Account Balance

Maintaining small accounts is costly for the Funds and may have a negative effect on the Funds’ investment performance. Shareholders are encouraged to keep their accounts above the Funds’ minimum. The Funds reserve the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $100. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. The above involuntary redemption constitutes a sale of the Funds’ shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

Distribution of Shares

The Funds have adopted a plan pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, that allows the Funds to pay for distribution and support services. The Funds are permitted to pay annual 12b-1 expenses of 0.25%. The Funds are currently waiving the 12b-1 expenses.

Market Timing Policy

“Market Timing” refers to the practice of rapidly buying and selling shares of a mutual fund in order to take advantage of small short-term market fluctuations in the price of the shares of companies in which the funds invest to the detriment of long-term fund investors. Because the Funds invest in shares of other investment companies there is little risk of exposure to such trading strategies. Nonetheless, the Funds are designed to be a long-term investments and excessive trading by one or a few investors will impose costs on the Funds and, indirectly, on other investors. Therefore, the Board of Trustees has developed policies and procedures under which the Funds will monitor periodically excessive short-termed trading. If the Funds believe, it their sole discretion, that an investor is engaged in such trading, the Funds may, without prior notice, reject further purchase orders from that investor and disclaim responsibility for any consequent losses. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions.

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Dividends and Distributions

The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Funds. The amount of any distribution varies and there is no guarantee the Funds will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the specific Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a direct deposit normally will be mailed within five business days after the payable date.

If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically, and future dividends will be reinvested in the specific Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the specific Fund at the NAV determined as of the date of cancellation.

Taxes

Distributions

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Funds, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

The Funds intend to qualify each year as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any net realized capital gains.

Distributions from the Funds (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Funds generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Funds’ distributions could vary in any given year.

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The Funds will transmit to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain dividends of net investment income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.

Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Funds owned for more than one year over the net realized losses from investments that the Funds owned for one year or less) that are properly designated by the Funds as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Funds.

Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in the Funds shortly before they make a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after the Funds have experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares

Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and exchanges, and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

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The Funds must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of Fund shares (“Covered Shares”). “High Cost First Out” (HIFO) has been selected as the Funds’ default cost basis calculation method. HIFO is a standing order to sell the most expensive shares in the account first. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of HIFO is more appropriate, the shareholder must contact the Funds at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Backup Withholding

By law, you may be subject to backup withholding (currently at a rate of 24%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (i) this number is correct, (ii) you are not subject to backup withholding, and (iii) you are a US person (including a US resident alien). You also may be subject to withholding if the Internal Revenue Service instructs the Funds to withhold a portion of your distributions or proceeds. You should be aware that the Funds may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Funds may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Funds through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Medicare Tax

An additional 3.8% Medicare tax may be imposed on distributions you receive from the Funds and gains from selling, redeeming or exchanging your shares.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds’ shares since their commencement. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and distributions. The financial data in the tables below have been derived from audited financial statements of the Funds included in the Funds’ Annual Reports. The information for the fiscal year ended September 30, 2018 has been audited by Ernst & Young LLP, an independent registered public accounting firm. The information for fiscal periods prior to September 30, 2018 was audited by another independent registered public accounting firm. This information should be read in conjunction with the Funds’ latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Funds’ Annual Reports, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

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Aspiration Flagship Fund

For a share outstanding during the fiscal period or year ended September 30,	2018	2017	2016	2015(f)
Net asset value, Beginning of Period	$10.21	$9.92	$9.75	$10.00
Income (loss) from Investment Operations
Net investment income	0.11	0.07	0.11	0.16
Net realized and unrealized gain (loss) on investments	0.27	0.28	0.17	(0.27)
Total from investment operations	0.38	0.35	0.28	(0.11)
Less Distributions to Shareholders:
Net investment income	(0.11)	(0.06)	(0.11)	(0.14)
Total Distributions	(0.11)	(0.06)	(0.11)	(0.14)
Net asset value, End of Period	$10.48	$10.21	$9.92	$9.75
Total return (e)	3.74%	3.55%	2.87%	(1.21)%(b)
Net Assets, End of Period (in thousands)	$15,460	$10,052	$5,389	$4,161
Ratios of: Gross Expenses to Average Net Assets(c)	3.24%	5.40%	7.06%	19.23%(a)
Net Expenses to Average Net Assets (c)	0.50%	0.50%	0.50%	0.50%(a)
Net Investment Income to Average Net Assets (c)(d)	1.09%	0.72%	1.01%	0.95%(a)
Portfolio turnover rate	7.33%	13.99%	25.49%	67.24%(b)

(a) Annualized.

(b) Not Annualized.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Advisor”) and may pay the Advisor a fee in the amount they believe is fair from 0% to 2% of the value of their investment in the Fund. Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 1.74%, 1.55%, 0.87%, and (3.21)% for the periods ended September 2018, 2017, 2016, and 2015, respectively.

(f) For the period from October 14, 2014 (Date of Initial Public Investment) through September 30, 2015.

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Aspiration Redwood Fund

For a share outstanding during the fiscal period or year ended September 30,	2018	2017	2016 (d)
Net asset value, Beginning of Period	$12.82	$10.81	$10.00
Income from Investment Operations
Net investment income	0.14	0.13	0.10
Net realized and unrealized gain on investments	1.25	2.43	0.71
Total from Investment Operations	1.39	2.56	0.81
Less Distributions to Shareholders:
Net investment income	(0.06)	(0.21)	--
Net realized gains	(0.52)	(0.34)	--
Total Distributions	(0.58)	(0.55)	--
Net asset value, End of Period	$13.63	$12.82	$10.81
Total return (c)	11.28%	24.70%	8.10%(b)
Net Assets, End of Period (in thousands)	$79,130	$37,249	$5,163
Ratios of: Gross Expenses to Average Net Assets	1.41%	2.65%	9.49% (a)
Net Expenses to Average Net Assets	0.50%	0.50%	0.50% (a)
Net Investment Income to Average Net Assets	1.06%	0.83%	1.90% (a)
Portfolio turnover rate	110.18%	131.83%	120.74%(b)

(a) Annualized.

(b) Not Annualized.

(c) Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Advisor”) and may pay the Advisor a fee in the amount they believe is fair from 0% to 2% of the value of their investment in the Fund. Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 9.28%, 22.70%, and 6.10% for the periods ended September 2018, 2017, and 2016, respectively.

(d) For the fiscal period from November 16, 2015 (Date of Initial Public Investment) through September 30, 2016.

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ADDITIONAL INFORMATION

The Aspiration Funds

Investment Adviser Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292

To Learn More

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual report to shareholders (when available). The annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ investment return during its last fiscal year.

Call the Funds at (800) 683-8529 between the hours of 8:30 a.m. and 5:30 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI and the Funds’ annual and semi-annual reports (when available), to request other information about the Fund and to make shareholder inquiries.

You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-22922

Sub-Advisers

Aspiration Flagship Fund

Emerald Separate Account Management, LLC

3175 Oregon Pike

Leola, PA 17540

Aspiration Redwood Fund

UBS Asset Management (Americas) Inc.

One North Wacker Drive

Chicago, IL 60606

Custodian UMB Bank, N.A. 928 Grand Blvd., 5th Floor Kansas City, MO 64106
Independent Registered Public Accounting Firm Ernst & Young LLP 725 South Figueroa Street Los Angeles, CA 90017
Fund Counsel Dechert LLP One Bush Street, Suite 1600 San Francisco, CA 94104 Counsel for Independent Trustees Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019
Distributor Capital Investment Group, Inc. 100 E. Six Forks Road Suite 200 Raleigh, NC 27609
For Additional Information, call (800) 683-8529

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